Exhibit 99.1

AIAI Holdings and M42 Complete Strategic Transaction to Establish a War Tech Consortium

The transaction will be accretive to earnings per share for the current Ai² shareholders

Based on projections provided by M42, it is anticipated that the Services Agreement will generate approximately $125 million in cash for Ai² in 2027 based on the current sales pipeline

DALLAS, TX / ACCESS NEWSWIRE / October 27, 2026 / AIAI Holdings Corporation (NASDAQ: AIAI) (“Ai² “ or the “Company”), an AI-enabled diversified holding company utilizing Transformational AI to enhance portfolio performance, today announced that they are partnering with Messier 42 LLC (“M42”), under common control with Ai², to create a War Tech Consortium (the “Consortium”).

Under the terms of the services agreement (described below) the Consortium will pursue the acquisition of, and strategic partnerships with, defense technology companies to commercialize and distribute products and services in the US and internationally, subject to applicable regulations. Through the combined resources and expertise of Ai² and M42, the Consortium intends to enhance the capabilities, operational efficiency and market potential of its portfolio companies and contractual relationships by integrating Ai²’s proprietary Transformational Artificial Intelligence (“TAI”) across their products, services, and business operations.

The speed at which the portrait of war is changing is at a point that humans have not dealt with in our known history. The Consortium will focus on applying psychometric Ai, a key component of TAI, to the central platform brain which we expect will create an opportunity for the immediate insertion of new weaponry and cyber security bots. Mankind needs an ally from the individual to the sovereign state level. The same is increasingly the case in commercial realm where terrorist threats are more frequent than ever.

This announcement is an expansion of the transaction described in of the press release dated September 18, 2026, describing the capital contribution to be made by M42 to Ai² of a controlling interest in the M42 subsidiary that has a sales representative agreement to enhance and sell anti-drone technology (the “Existing Agreement”). The new collaborative arrangement with M42 will be undertaken pursuant to a services agreement entered into between Ai² and M42 on October 26, 2026 (the “Services Agreement”). Under the Services Agreement, Ai² will provide services to M42 necessary to develop and enhance the Consortium’s business relationships. Ai² and M42 will work together to assemble a portfolio of defense related entities of the operations of which are expected to be enhanced by the Consortium’s technology to collectively address contemporary and future military threats. In consideration for providing these services, the Company will receive a percentage of the net proceeds generated by the Consortium’s businesses, beginning with the right to receive 50% of the net proceeds generated by the Existing Agreement. The Existing Agreement is the first of what the companies believe will be several similar transactions acquired or developed by the Consortium.

While the transaction does not provide for a controlling interest in the M42 subsidiary as previously announced, it reflects a much broader strategic approach to defense technologies addressing both current and emerging security needs. It also recognizes growing commercial demand for advanced defense and protective technologies to safeguard high value fixed assets, including professional and collegiate sports stadiums, shopping malls and other commercial, municipal and state facilities.

This transaction will be accretive to the earnings per share for the existing Ai² shareholders. Based on its projections, M42 anticipates that the Services Agreement will generate approximately $125 million in cash for Ai² in 2027 based on the current sales pipeline.

This transaction represents a deepening of the mutually beneficial relationship between M42 and Ai² and underscores their continuing conviction in Ai²’s long-term strategy, its differentiated position in TAI, and the ability of its Board and management team to execute at scale. The Rochon family which controls M42 has been associated with Ai² since its inception, and the Services Agreement between the two entities further aligns their interests with Ai²’s long-term value creation objectives.

“The management team of Ai² and its Board of Directors have demonstrated already their remarkable capabilities as a team to execute on the company’s vision and strategy. Further, my family and I have a vested interest in their success and in working together to create value that will lead to a safer world,” said Chairman John Rochon.

“We are grateful for the continued confidence that the Rochon Family has in our team. This strategic transaction will fundamentally strengthen the Company by enhancing our cash position allowing us to build on our long-term dilution strategy without dilution to shareholders,” said Todd Furniss, Ai²’s Chief Executive Officer.

About AIAI Holdings Corporation

AIAI Holdings Corporation (Ai²) (NASDAQ:AIAI) is an AI-enabled diversified holding company that acquires and grows companies across multiple industries. We expect to drive revenue and earnings growth throughout our portfolio by applying exclusively licensed Transformational AI to enhance operational efficiency and financial performance.

Ai² is building a next-generation model for technology-enabled business operations, which is expected to create sustainable value for shareholders through the strategic integration of artificial intelligence across diverse industries. More information can be found at: www.aiaiholdings.com

Cautionary Note Regarding Forward Looking Statements

This press release contains “forward-looking statements” or “forward-looking information” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the plans, intentions, beliefs, and current expectations of the Company with respect to future business activities and plans of the Company, including, without limitation, M42’s projections of revenues that it expects to be generated by the business relationships subject to the Services Agreement. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding our expectations, intentions, beliefs, plans, objectives, goals, strategies, future events or performance, and underlying assumptions. Forward-looking statements are often identified by the use of words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “would,” “could,” “should”, “estimate,” “plan,” “predict,” “project,” “estimate”, or “continue,” or similar expressions, including the negative of these terms or other comparable terminology.

Forward-looking statements are based on the Company’s current expectations regarding its strategy, plans, intentions, performance, or future occurrences or results, the information on which such expectations were based may change. These forward-looking statements rely on a number of assumptions concerning future events, including the third-party revenue projections that are contained herein, and are subject to a number of known and unknown risks, uncertainties, and other factors, many of which are outside of the Company’s control, that could cause actual results, performance, or achievements to materially differ from any future results, performance, or achievements expressed or implied by the forward-looking statements. Such risks, uncertainties and other factors include, but are not limited to our lack of operating history, our ability to attract new investments, our failure to manage growth effectively, our acquisition activities may pose risks that could harm our business, and our licensed AI may not perform up to the expected standards, as well as general business and economic conditions, competitive pressures, regulatory changes, technological developments, and other factors identified in the Company’s most recent filings with the U.S. Securities and Exchange Commission, including our Registration Statement on Form S-1, which are available for review at www.sec.gov. Furthermore, the Company operates in a competitive environment where new and unanticipated risks may arise. Accordingly, investors should not place any reliance on forward-looking statements as a prediction of actual results.

The forward-looking statements in this press release are based on information available to us as of the date hereof, and we disclaim any intention to, and, except as may be required by law, undertake no obligation to, update or revise forward-looking statements to reflect events or circumstances that subsequently occur or of which the Company hereafter become aware. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release.

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